UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Semiannual report
1|31|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free Municipal
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax (AMT).

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules .

The American Taxpayer Relief Act of 2012, signed by President Obama on January 2, 2013, is estimated to prevent over 25 million additional taxpayers from having to pay AMT for tax year 2012.

Even with the recent tax law change, approximately 4 million taxpayers remain subject to the AMT for 2012, down slightly from 4.3 million in 2011.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, such as certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

A permanent fix for the AMT

The AMT was introduced in 1969 to target a small number of wealthy taxpayers who did not pay any federal income taxes.

Since AMT rules were not indexed for inflation, and because economic growth and inflation have caused wage levels to increase, a rising number of taxpayers are subject to its effects.

Over the past decade, Congress has taken steps each year to “patch” the AMT system to avoid a dramatic expansion of the tax. The new law essentially patches the AMT system for 2012 and establishes parameters to index for inflation going forward. This is accomplished by raising the AMT exemption amount, which generally refers to the amount of income a taxpayer can earn before AMT applies.

According to the Tax Policy Center, the increase in the exemption amount prevents over 25 million additional taxpayers — many with relatively modest income — from having to pay AMT in 2012.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

4	AMT-Free Municipal Fund

Interview with your fund’s portfolio manager

Putnam AMT-Free Municipal Fund posted gains during the first half of its fiscal year. How would you describe the investment environment?

Over the past six months, municipal bonds continued to post gains despite some heightened uncertainty for investors as 2012 came to a close. Investor and media attention centered on the fiscal cliff looming at the end of 2012. As part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect in January 2013 — a situation that many investors and analysts assumed would be avoided via last-minute legislation. While that turned out to be the case, uncertainty surrounding the nature of the agreement Congress would ultimately reach to avert the across-the-board tax hikes and draconian spending cuts contributed to a municipal bond sell-off in December. Many investors worried that changes to the tax treatment of municipal bonds could be in the works, and while their tax status remains unchanged to date, there is still much to be addressed on the spending side of the equation as it relates to the fiscal cliff.

These headlines, along with an increase in Treasury rates, caused the volatility and negative performance during the month of December. The municipal market reversed this trend and kicked off 2013 on a stronger note, posting positive returns for the month. Throughout the past six months, technical

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

AMT-Free Municipal Fund	5

factors continued to serve as a tailwind for investors, as strong market demand generally outpaced supply.

Against this backdrop, tax-exempt bonds posted gains and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, the fund outperformed its benchmark index, although it did trail the average return of its Lipper peer group.

How did the recent tax policy changes affect the municipal bond market?

On January 1, 2013, Congress passed a bill that brought temporary clarity to the tax landscape and delayed the automatic spending cuts for two months. The top federal income tax rates for most individuals earning more than $400,000 and couples earning more than $450,000 will rise to 39.6% for tax year 2013. In addition, taxpayers with incomes above those thresholds are subject to a 20% tax rate on long-term capital gains and qualified dividends, up from 15%. Once the new Medicare net investment income surtax is factored in, the effective tax rate can be as high as 23.8%. The legislation also phases out certain itemized deductions and personal exemptions for most individuals and couples with incomes above $250,000 and $300,000, respectively, but these provisions do not limit the exemption for municipal bond interest.

The key takeaways are that higher income earners will face higher tax burdens in 2013, and while broader tax reform is still a possibility, for the near term tax rates are now a known entity. It’s hard to predict whether changes to the tax-exempt status of municipal bonds will reenter negotiations over the coming months, but the tax changes now in effect will likely make municipal

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	AMT-Free Municipal Fund

bonds’ tax-free income attractive as part of a well-diversified portfolio.

How are states’ finances faring today?

We generally have seen improvements across the board. For fiscal year 2013, 48 states are projecting increased tax revenues versus those of 2012, according to the National Conference of State Legislatures. While this is an encouraging trend, challenges continue to exist at the local level. Many states have lowered expenses by reducing their financial support to cities and counties, and should the economy begin to decelerate in the first half of 2013, we believe that would almost certainly negatively affect municipal finances. With this in mind, we maintain a cautious view on the outlook for local general obligation bonds [G.O.s] overall, and remain underweight. To offer shareholders some perspective, G.O. bonds represent approximately one third of the municipal bond market, while revenue bonds make up the other two thirds.

What has the default picture looked like in the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.6 trillion municipal bond market. This default rate is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, this past summer, three

Credit qualities are shown as a percentage of portfolio market value as of 1/31/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

AMT-Free Municipal Fund	7

California cities gained national attention after filing for bankruptcy protection — moves that captured headlines, but had a limited effect on the municipal bond market.

How did you position the portfolio during the reporting period?

We sought to benefit from improving fundamentals and still attractive spreads in the municipal bond market. To this end, we maintained our overweight positions in A-rated and BBB-rated revenue bonds. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Our overweight to essential service revenue bonds was offset by the fund’s underweight positioning in local G.O.s, which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in some markets, property taxes have been slower to recover than other tax sources. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds.

Overall, this credit positioning generally helped the fund’s relative performance during its reporting period. On the other hand, our shorter duration positioning was an overall detractor from performance relative to our Lipper peers, as interest rates in the municipal bond market fell for much of the past six months.

What is your outlook?

We have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads — the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	AMT-Free Municipal Fund

difference in yield between municipal bonds of various credit ratings — are much narrower than they were at their peak, they remain attractive, in our opinion. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. While investors now have more near-term certainty on tax rates for 2013, there is still much to be resolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could impact the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

AMT-Free Municipal Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.33%	6.17%	5.95%	5.95%	5.70%	5.70%	6.09%	5.97%	6.12%

10 years	58.18	51.85	48.26	48.26	46.38	46.38	53.66	48.81	55.07
Annual average	4.69	4.27	4.02	4.02	3.88	3.88	4.39	4.06	4.48

5 years	30.66	25.33	26.46	24.46	25.78	25.78	28.76	24.63	32.12
Annual average	5.49	4.62	4.81	4.47	4.69	4.69	5.19	4.50	5.73

3 years	21.44	16.63	19.22	16.22	18.65	18.65	20.35	16.48	22.21
Annual average	6.69	5.26	6.04	5.14	5.87	5.87	6.37	5.22	6.91

1 year	5.69	1.53	5.05	0.05	4.88	3.88	5.43	2.03	5.99

6 months	1.88	–2.18	1.64	–3.36	1.59	0.59	1.82	–1.54	1.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

10	AMT-Free Municipal Fund

Comparative index returns For periods ended 1/31/13

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.09%	6.60%

10 years	65.59	56.12
Annual average	5.17	4.53

5 years	32.15	28.95
Annual average	5.73	5.20

3 years	20.89	22.47
Annual average	6.53	6.97

1 year	4.80	6.25

6 months	1.82	2.46

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/13, there were 262, 254, 228, 203, 163, and 32 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.33%	6.18%	5.95%	5.95%	5.70%	5.70%	6.10%	5.97%	6.12%

10 years	56.70	50.34	46.86	46.86	45.02	45.02	52.26	47.36	53.51
Annual average	4.59	4.16	3.92	3.92	3.79	3.79	4.29	3.95	4.38

5 years	31.34	25.97	27.17	25.17	26.43	26.43	29.51	25.30	32.88
Annual average	5.60	4.73	4.92	4.59	4.80	4.80	5.31	4.61	5.85

3 years	21.71	16.88	19.49	16.49	18.88	18.88	20.68	16.73	22.50
Annual average	6.77	5.34	6.12	5.22	5.93	5.93	6.47	5.29	7.00

1 year	8.06	3.73	7.45	2.45	7.31	6.31	7.84	4.33	8.28

6 months	3.26	–0.86	2.95	–2.05	2.91	1.91	3.19	–0.20	3.44

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

AMT-Free Municipal Fund	11

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.274548		$0.225347	$0.213343	$0.253301		$0.293229

Capital gains [2]	—		—	—	—		—

Total	$0.274548		$0.225347	$0.213343	$0.253301		$0.293229

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/12	$15.75	$16.41	$15.76	$15.78	$15.78	$16.31	$15.76

1/31/13	15.77	16.43	15.79	15.81	15.81	16.34	15.78

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.36%	3.22%	2.74%	2.58%	3.08%	2.98%	3.59%

Taxable equivalent [4]	5.94	5.69	4.84	4.56	5.44	5.27	6.34

Current 30-day SEC yield [5]	N/A	1.81	1.28	1.13	N/A	1.57	2.12

Taxable equivalent [4]	N/A	3.20	2.26	2.00	N/A	2.77	3.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	AMT-Free Municipal Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/12	0.79%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 1/31/13	0.76%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.01	$7.77	$5.24	$2.70

Ending value (after expenses)	$1,018.80	$1,016.40	$1,015.90	$1,018.20	$1,019.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

AMT-Free Municipal Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.87	$7.02	$7.78	$5.24	$2.70

Ending value (after expenses)	$1,021.37	$1,018.25	$1,017.49	$1,020.01	$1,022.53

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	AMT-Free Municipal Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

AMT-Free Municipal Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	AMT-Free Municipal Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

AMT-Free Municipal Fund	17

The fund’s portfolio 1/31/13 (Unaudited)

Key to holding’s abbreviations
ABAG Association of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
FNMA Coll. Federal National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at the
FRB Floating Rate Bonds: the rate shown is	close of the reporting period.
the current interest rate at the close of the
reporting period

MUNICIPAL BONDS AND NOTES (99.1%)*	Rating**	Principal amount	Value

Alabama (0.9%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	$865,000	$876,114

AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	BBB+	1,000,000	1,198,580

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,000,000	1,089,060

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,500,000	1,710,840

			4,874,594
Alaska (0.8%)
Anchorage, G.O. Bonds, Ser. D,
AMBAC, 5s, 8/1/25	AA+	3,420,000	3,907,384

			3,907,384
Arizona (5.0%)
AZ State Sports & Tourism Auth. Rev. Bonds
(Multi-Purpose Stadium Fac.), Ser. A, 5s, 7/1/30	A1	2,000,000	2,259,140

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,000,000	1,065,720

El Mirage G.O. Bonds, AGM, 5s, 7/1/42	AA–	750,000	830,603

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5 1/8s, 5/15/40	A–	2,125,000	2,264,867

Glendale, Wtr. & Swr. Rev. Bonds
5s, 7/1/28	AA	1,000,000	1,175,360
AMBAC, 5s, 7/1/28 (Prerefunded 7/1/13)	AA	2,000,000	2,038,820

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa1	3,250,000	3,718,683

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	1,400,000	1,561,910

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/30	Aa1	4,000,000	4,815,760

18	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA–	$2,000,000	$2,214,820

Tempe, Indl. Dev. Auth. Lease Rev. Bonds (ASU
Foundation), AMBAC, 5s, 7/1/28	AA/P	1,715,000	1,723,643

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	2,043,388

			25,712,714
California (12.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6 1/8s, 7/1/41	BBB	500,000	587,280
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	3,000,000	3,376,050
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB	450,000	493,848

Alameda, Corridor Trans. Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 10/1/29 ##	AA–	1,000,000	1,185,230

CA Rev. Bonds (Adventist Hlth. Syst.-West),
Ser. A, 5 3/4s, 9/1/39	A	1,000,000	1,159,670

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/4s, 6/1/40	Baa2	1,000,000	1,165,680

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	A–	1,500,000	1,663,454

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	6,270,550

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,672,180
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	3,510,870

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,722,190
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB–	2,000,000	2,338,580
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	2,244,500

Golden State Tobacco Securitization
Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, 5s,
6/1/38 (Prerefunded 6/1/13)	Aaa	2,475,000	2,513,733
Ser. A, AMBAC, zero %, 6/1/24	A2	5,000,000	3,379,400

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	Aa2	2,100,000	1,943,739

Infrastructure & Econ. Dev. Bank Rev. Rev. Bonds
(J. David Gladstone Inst.), Ser. A, 5s, 10/1/31	A–	1,000,000	1,116,670

Los Angeles, Dept. Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), Ser. A, 5s, 5/15/40	AA	1,000,000	1,129,150
(Sr. Intl. Private Activity), 5s, 5/15/29	AA	650,000	777,251

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	1,030,005

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	A	1,190,000	675,980
zero %, 8/1/24	A	1,125,000	682,324
zero %, 8/1/23	A	1,065,000	680,237
zero %, 8/1/22	A	1,010,000	682,720

AMT-Free Municipal Fund	19

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Northern CA Pwr. Agcy. Rev. Bonds (Hydroelec.
Project No. 1), Ser. A
5s, 7/1/31	A+	$500,000	$583,195
5s, 7/1/30	A+	500,000	585,430

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	BBB/P	2,500,000	2,914,624

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A–	5,500,000	3,778,830

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	650,000	766,994

Sacramento, Regl. Trans. Dist. Rev. Bonds
(Farebox), 5s, 3/1/27	A2	500,000	569,090

San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, AGM, 5 1/4s, 7/1/19
(Prerefunded 7/1/13)	Aa2	2,000,000	2,058,380

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
5s, 5/1/28	A1	425,000	492,380
Ser. F, 5s, 5/1/40	A1	1,250,000	1,379,850

Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A, NATL,
6 1/4s, 7/1/17	Baa2	3,680,000	4,212,495

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A+	1,000,000	1,164,410

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	1,000,000	1,079,180

Ventura Cnty., COP (Pub. Fin. Auth. III),
5s, 8/15/20	AA	1,000,000	1,149,060

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	406,433

			65,141,642
Colorado (2.4%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	2,545,000	2,740,456
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	2,000,000	2,081,320
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	1,850,000	1,989,601

Denver City & Cnty., Arpt. Rev. Bonds, Ser. B,
5s, 11/15/37	A1	3,000,000	3,420,420

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,000,000	1,081,290
Ser. A, NATL, zero %, 9/1/34	Baa2	3,525,000	1,285,814

			12,598,901
Florida (8.0%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,559,325

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	1,156,650

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	2,520,000	3,003,134

20	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	$10,000,000	$11,649,600

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,257,960

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	Aa3	1,000,000	1,114,140

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/26	A2	600,000	718,842

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,089,590

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	Aa2	1,000,000	1,156,310

Orlando & Orange Cnty., Expressway
Auth. Rev. Bonds
FGIC, NATL, 8 1/4s, 7/1/14	A2	5,000,000	5,537,500
AGM, 5s, 7/1/25	AA–	500,000	594,490

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/23	A–/F	1,630,000	1,866,904

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	3,000,000	3,353,310

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	660,000	760,888

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	AA–	3,935,000	4,629,331

Tampa-Hillsborough Cnty., Expressway Auth. Rev.
Bonds, Ser. A, 5s, 7/1/28	A3	755,000	884,679

			41,332,653
Georgia (1.6%)
Atlanta, Arpt. Rev. Bonds, Ser. C, 5 7/8s, 1/1/24	A1	1,500,000	1,891,755

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,842,615

Fulton Cnty., Dev. Auth. Rev. Bonds
(Klaus Pkg. & Fam. Hsg. Project), NATL,
5 1/4s, 11/1/20	Aa3	3,360,000	3,479,582
(GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	900,000	997,308

			8,211,260
Guam (0.3%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,100,120

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/30	AA–	200,000	224,566

			1,324,686
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds (Kahala
Sr. Living Cmnty.), 5 1/4s, 11/15/37	BBB–/F	250,000	270,648

			270,648
Illinois (6.2%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	2,000,000	2,235,900

Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	A+	1,500,000	1,505,520

AMT-Free Municipal Fund	21

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	$700,000	$820,582
Ser. A, 5 5/8s, 1/1/35	A2	650,000	766,266
Ser. F, 5s, 1/1/40	A2	1,045,000	1,154,547
(Passenger Fac. Charge), Ser. A, 5s, 1/1/23	A2	2,000,000	2,354,980

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	A+/P	2,250,000	2,358,810

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, NATL,
5 3/4s, 11/1/28	A2	2,500,000	2,861,275
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,119,370
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,711,001

IL State G.O. Bonds
5s, 3/1/34	A2	1,000,000	1,103,440
5s, 8/1/21	A2	1,000,000	1,165,190

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	Aa3	2,500,000	2,808,025

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A3	5,500,000	4,021,655

Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aa3	5,000,000	6,175,000

			32,161,561
Indiana (1.8%)
IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,194,960

IN State Fin. Auth. Rev. Bonds (BHI Sr. Living),
5 3/4s, 11/15/41	A–/F	1,000,000	1,118,980

IN State Fin. Auth. VRDN, Ser. A-2, 0.12s, 2/1/37	VMIG1	2,950,000	2,950,000

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.,
4.1s, 7/1/15	Aaa	35,000	35,881

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,137,580
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,603,170

			9,040,571
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,554,522

			1,554,522
Kentucky (0.4%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	BBB+	800,000	895,832
Ser. B, 5 5/8s, 9/1/39	BBB+	1,000,000	1,088,250

			1,984,082
Louisiana (1.2%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy
LA LLC), 5s, 6/1/30	A3	3,000,000	3,198,810

Stadium & Exposition Dist. Rev. Bonds,
Ser. A, 5s, 7/1/36	A3	2,775,000	3,137,915

			6,336,725

22	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Maryland (0.4%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	$2,000,000	$2,231,420

			2,231,420
Massachusetts (3.6%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. A,
5 1/2s, 1/1/22	AA	1,000,000	1,157,560

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	1,000,000	1,108,740

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	798,665
(Emerson College), Ser. A, 5 1/2s, 1/1/30	Baa1	2,000,000	2,244,720
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	551,555

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion
Energy Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,000,000	1,228,110

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,357,040
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	556,455
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	2,175,278
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,845,426

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 162,
FNMA Coll, FHLMC Coll., 2 3/4s, 12/1/41	Aa2	1,000,000	1,045,730

MA State Wtr. Resource Auth. Rev. Bonds, Ser. C,
5 1/4s, 8/1/42	Aa1	1,500,000	1,764,795

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5 1/4s, 7/1/36	A1	1,500,000	1,741,800

			18,575,874
Michigan (4.8%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	AA–	1,000,000	1,243,290

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,575,000	1,829,394

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	1,000,000	1,119,920

MI Fin. Auth. Rev. Bonds
(Revolving Fund-Clean Wtr), 5s, 10/1/30	AAA	1,860,000	2,231,907
(Unemployment Oblig. Assmt.),
Ser. B, 5s, 7/1/22	Aaa	1,000,000	1,131,070

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	1,148,280
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	1,250,000	1,325,800
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A2	1,000,000	1,135,050

MI State Strategic Fund Rev. Bonds (Dow
Chemical), Ser. B-2, 6 1/4s, 6/1/14	Baa2	1,000,000	1,071,800

MI State Strategic Fund Ltd. Rev. Bonds (Detroit
Edison Co.), AMBAC, 7s, 5/1/21	A2	4,000,000	5,180,360

Midland Cnty., Bldg. Auth. Rev. Bonds, AGM,
5s, 10/1/25	Aa3	1,000,000	1,120,410

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AA–	1,775,000	1,975,131

AMT-Free Municipal Fund	23

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Michigan cont.
Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	BBB+	$485,000	$552,425

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AA–	3,500,000	3,891,545

			24,956,382
Minnesota (1.5%)
Minneapolis & St. Paul, Metro. Arpt. Comm.
Rev. Bonds, Ser. B
5s, 1/1/31	A	500,000	576,785
5s, 1/1/30	A	750,000	867,713
5s, 1/1/29	A	1,350,000	1,575,680

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	1,350,000	1,413,113

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	1,500,000	1,605,825

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	1,800,000	1,894,176

			7,933,292
Mississippi (0.6%)
MS Bus. Fin. Corp. Gulf Opportunity Zone
Rev. Bonds, Ser. A, 5s, 5/1/37	A3	1,750,000	1,904,070

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll, FNMA Coll, FHLMC Coll.,
6.1s, 6/1/38	Aaa	925,000	1,010,988

			2,915,058
Missouri (1.2%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,271,509

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,340,140

MS State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A	2,200,000	2,336,224

			5,947,873
Montana (0.4%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.12s, 12/1/25	VMIG1	2,175,000	2,175,000

			2,175,000
Nebraska (1.3%)
Central Plains, Energy Rev. Bonds (NE Gas
No. 3), 5s, 9/1/32	A3	1,000,000	1,119,360

NE Edl. Fin. Auth. VRDN (Creighton U.),
0.12s, 7/1/35	VMIG1	4,160,000	4,160,000

NE Pub. Pwr. Dist. Rev. Bonds
Ser. A, 5s, 1/1/32	A1	1,000,000	1,162,900
Ser. C, 5s, 1/1/26	A1	300,000	342,453

			6,784,713
Nevada (1.4%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	555,000	607,514

Reno, Sales Tax VRDN, 0.12s, 6/1/42	VMIG1	6,435,000	6,435,000

			7,042,514

24	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

New Hampshire (0.5%)
NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.12s, 7/1/33	VMIG1	$2,750,000	$2,750,000

			2,750,000
New Jersey (3.1%)
Middlesex Cnty., COP (Civic Square IV Redev.),
5s, 10/15/22	AA+	1,865,000	2,251,633

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	1,000,000	1,074,720

NJ State Econ. Dev. Auth. Rev. Bonds,
Ser. II, 5s, 3/1/27	A1	2,500,000	2,892,350

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	1,113,540

NJ State Tpk. Auth. Rev. Bonds
Ser. A, AMBAC, 5s, 1/1/30
(Prerefunded 7/1/13)	A+	3,000,000	3,058,230
Ser. B, 5s, 1/1/19	A+	1,250,000	1,495,575

NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. B, 5 1/4s, 6/15/36	A1	1,000,000	1,153,270
(Trans. Program), Ser. AA, 5s, 6/15/38	A1	2,750,000	3,116,658

			16,155,976
New Mexico (0.2%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	900,000	959,067

			959,067
New York (8.5%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev. Bonds
(City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	Aa3	2,275,000	2,657,769
5 3/4s, 5/1/27	Aa3	5,590,000	6,720,019

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	1,000,000	1,190,960

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	3,000,000	3,410,250
5s, 11/15/29	A2	4,000,000	4,699,360

NY City, G.O. Bonds, Ser. D-1, 5s, 10/1/36	Aa2	1,400,000	1,606,248

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. FF, 5s, 6/15/45	AA+	4,000,000	4,557,480
Ser. AA, 5s, 6/15/34	AA+	1,000,000	1,163,760

NY City, Transitional Fin. Auth. Rev. Bonds,
Ser. E-1, 5s, 2/1/37	AAA	1,000,000	1,155,700

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law
School), Ser. B, SGI
5 3/8s, 7/1/22 (Prerefunded 7/1/13)	Baa1	2,270,000	2,317,216
5 3/8s, 7/1/20 (Prerefunded 7/1/13)	Baa1	2,215,000	2,261,072

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (St. John’s U.), Ser. A, 5s, 7/1/26	A3	4,185,000	4,949,181

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	2,000,000	2,442,240

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	1,059,489

AMT-Free Municipal Fund	25

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa3	$2,250,000	$2,670,548

Syracuse, Indl. Dev. Agcy. School Fac. Rev.
Bonds (Syracuse City School Dist.), Ser. A,
AGM, 5s, 5/1/25	Aa3	1,000,000	1,120,440

			43,981,732
North Carolina (1.3%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	500,000	564,855

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,740,240

NC State Muni. Pwr. Agcy. No. 1 Catawba Elec.
Rev. Bonds, Ser. B
5s, 1/1/31	A2	845,000	989,157
5s, 1/1/30	A2	1,500,000	1,761,060

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 3/8s, 10/1/29	A3	1,500,000	1,733,985

			6,789,297
Ohio (6.0%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.12s, 10/1/31	VMIG1	3,570,000	3,570,000

Buckeye, Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	500,000	446,445
5 3/8s, 6/1/24	B3	4,195,000	3,964,904
5 1/8s, 6/1/24	B3	1,735,000	1,607,356

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/31	A–	400,000	451,432

Columbus G.O. Bonds, Ser. A, 5s, 2/15/25	Aaa	1,500,000	1,863,600

Hamilton Cnty., Sales Tax Rev. Bonds, Ser. A,
5s, 12/1/32	A2	2,000,000	2,237,200

JobsOhio Beverage Syst. Rev. Bonds (Statewide
Sr. Lien Liquor Profits), Ser. A, 5s, 1/1/38	AA	1,300,000	1,483,040

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA–	2,000,000	2,188,160

Lucas Cnty., Hlth. Care Fac. Rev. Bonds (Sunset
Retirement Cmntys.), 5 1/2s, 8/15/30	A–/F	650,000	719,758

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam.
Mtge.), Ser. 1, 5s, 11/1/28	Aaa	665,000	719,071

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15
(Escrowed to maturity)	AAA/P	10,000	9,122

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa2	1,500,000	1,564,485
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	866,970

OH State Higher Edl. Fac. Rev. Bonds
(U. of Dayton), Ser. A, 5 5/8s, 12/1/41	A2	1,000,000	1,148,680

Penta Career Ctr. COP
5s, 4/1/20	Aa3	1,095,000	1,248,661
5s, 4/1/19	Aa3	2,470,000	2,814,145

U. of Akron Rev. Bonds, Ser. B, AGM,
5 1/4s, 1/1/26	AA–	3,375,000	3,822,559

			30,725,588

26	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Oklahoma (1.0%)
OK State Tpk. Auth. VRDN, Ser. F, 0.12s, 1/1/28	VMIG1	$5,030,000	$5,030,000

			5,030,000
Oregon (0.3%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	500,000	531,435

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	750,000	889,043

			1,420,478
Pennsylvania (7.0%)
Allegheny Cnty., G.O. Bonds, Ser. C-70,
5s, 12/1/37	A1	4,000,000	4,491,360

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	3,000,000	3,374,700

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	700,000	753,585

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,417,090

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	2,500,000	2,828,874

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s, 7/1/23	BBB+	2,500,000	2,845,175

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono
Med. Ctr.), 5s, 1/1/27	A–	950,000	999,438

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,238,831

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A2	1,900,000	2,253,419

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	566,265

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	2,760,000	2,924,413

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	BBB+	1,400,000	1,507,590

Philadelphia, Wtr. & Waste Wtr. Rev. Bonds,
5s, 11/1/26	A1	4,220,000	5,038,173

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,452,125

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	1,225,000	1,354,470

Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A	1,000,000	1,091,660

			36,137,168
Puerto Rico (2.1%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	BBB+	2,250,000	2,273,243

Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	BBB+	865,000	943,767

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A+	7,000,000	7,688,310

			10,905,320

AMT-Free Municipal Fund	27

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	$1,850,000	$2,203,868

			2,203,868
Texas (5.8%)
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,669,800

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	2,500,000	3,018,600

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.09s, 12/1/24	A–1+	1,290,000	1,290,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24
(Prerefunded 8/15/14)	Aa2	1,190,000	1,275,192

La Joya, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30 (Prerefunded 2/15/18)	Aaa	2,500,000	3,019,174

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	1,000,000	1,006,670

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	2,000,000	2,150,540

Matagorda Cnty., Poll. Control Rev. Bonds (Cent
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	701,838

North TX, Thruway Auth. Rev. Bonds (First Tier),
Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	4,176,060

North TX, Tollway Auth. Rev. Bonds, Ser. A, NATL,
5 1/8s, 1/1/28	A2	1,500,000	1,668,960

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,285,580

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,000,000	1,049,370

Texas Tech. U. Rev. Bonds, Ser. A, 5s, 8/15/37	AA	1,000,000	1,164,210

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	1,000,000	1,193,330

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/31	A3	1,000,000	1,092,720

TX State Trans. Comm. Tpk. Syst. Rev. Bonds
(1st Tier), Ser. A, 5s, 8/15/41	A–	2,150,000	2,378,136

			30,140,180
Utah (0.2%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. D, 0.09s, 5/15/36	A–1+	1,000,000	1,000,000

			1,000,000
Virginia (0.4%)
Chesapeake, Toll Rd. Rev. Bonds (Sr. Trans. Syst.),
Ser. A, 5s, 7/15/27	BBB	200,000	224,116

Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,827,740

			2,051,856
Washington (3.2%)
WA State G.O. Bonds, Ser. A, 5s, 8/1/28	Aa1	2,500,000	3,034,475

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,815,050

28	AMT-Free Municipal Fund

MUNICIPAL BONDS AND NOTES (99.1%)* cont.	Rating**	Principal amount	Value

Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	$1,000,000	$1,165,540
Ser. B, NATL, 5s, 2/15/27	Baa2	2,140,000	2,299,280

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aa1	6,000,000	7,267,860

			16,582,205
West Virginia (1.1%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29
(Prerefunded 6/1/14)	Aa2	5,000,000	5,309,850

WV Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa2	500,000	561,460

			5,871,310
Wisconsin (0.8%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,453,800

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,471,750

			3,925,550
Wyoming (0.4%)
Sweetwater Cnty., Poll. Control Rev. Bonds
(Idaho Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	2,025,342

			2,025,342

TOTAL INVESTMENTS

Total investments (cost $466,667,372)			$511,669,006

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $516,217,608.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

## Forward commitment, in part or in entirety (Note 1).

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

AMT-Free Municipal Fund	29

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	17.3%
Health care	15.2
Local government	14.7
Transportation	12.3
Education	10.1

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	12.2%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$511,669,006	$—

Totals by level	$—	$511,669,006	$—

The accompanying notes are an integral part of these financial statements.

30	AMT-Free Municipal Fund

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $466,667,372)	$511,669,006

Interest and other receivables	5,123,317

Receivable for shares of the fund sold	2,525,006

Receivable for investments sold	1,274,975

Total assets	520,592,304

LIABILITIES

Payable to custodian	30,673

Payable for investments purchased	1,480,856

Payable for purchases of delayed delivery securities (Note 1)	1,190,980

Payable for shares of the fund repurchased	886,795

Payable for compensation of Manager (Note 2)	192,704

Payable for custodian fees (Note 2)	3,640

Payable for investor servicing fees (Note 2)	19,320

Payable for Trustee compensation and expenses (Note 2)	116,938

Payable for administrative services (Note 2)	5,105

Payable for distribution fees (Note 2)	127,317

Distributions payable to shareholders	267,707

Other accrued expenses	52,661

Total liabilities	4,374,696

Net assets	$516,217,608

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$475,884,227

Distributions in excess of net investment income (Note 1)	(135,873)

Accumulated net realized loss on investments (Note 1)	(4,532,380)

Net unrealized appreciation of investments	45,001,634

Total — Representing net assets applicable to capital shares outstanding	$516,217,608

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($429,231,405 divided by 27,211,151 shares)	$15.77

Offering price per class A share (100/96.00 of $15.77)*	$16.43

Net asset value and offering price per class B share ($4,346,189 divided by 275,260 shares)**	$15.79

Net asset value and offering price per class C share ($46,432,382 divided by 2,936,337 shares)**	$15.81

Net asset value and redemption price per class M share ($896,432 divided by 56,685 shares)	$15.81

Offering price per class M share (100/96.75 of $15.81)†	$16.34

Net asset value, offering price and redemption price per class Y share
($35,311,200 divided by 2,237,117 shares)	$15.78

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund	31

Statement of operations Six months ended 1/31/13 (Unaudited)

INTEREST INCOME	$10,660,735

EXPENSES

Compensation of Manager (Note 2)	$1,117,620

Investor servicing fees (Note 2)	106,527

Custodian fees (Note 2)	5,095

Trustee compensation and expenses (Note 2)	25,834

Distribution fees (Note 2)	731,747

Administrative services (Note 2)	8,840

Other	83,511

Total expenses	2,079,174

Expense reduction (Note 2)	(924)

Net expenses	2,078,250

Net investment income	8,582,485

Net realized gain on investments (Notes 1 and 3)	915,054

Net unrealized depreciation of investments during the period	(103,053)

Net gain on investments	812,001

Net increase in net assets resulting from operations	$9,394,486

The accompanying notes are an integral part of these financial statements.

32	AMT-Free Municipal Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$8,582,485	$16,077,354

Net realized gain on investments
and foreign currency transactions	915,054	541,584

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(103,053)	28,647,630

Net increase in net assets resulting from operations	9,394,486	45,266,568

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(15,299)	(142,475)

Class B	(146)	(1,678)

Class C	(1,535)	(10,775)

Class M	(34)	(411)

Class Y	(1,193)	(4,728)

From tax-exempt net investment income
Class A	(7,224,677)	(13,839,264)

Class B	(59,500)	(116,871)

Class C	(587,891)	(963,458)

Class M	(13,871)	(32,632)

Class Y	(617,756)	(846,050)

Increase from capital share transactions (Note 4)	40,601,679	69,127,193

Total increase in net assets	41,474,263	98,435,419

NET ASSETS

Beginning of period	474,743,345	376,307,926

End of period (including distributions in excess of net
investment income of $135,873 and $196,456, respectively)	$516,217,608	$474,743,345

* Unaudited

The accompanying notes are an integral part of these financial statements.

AMT-Free Municipal Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	turnover (%)

Class A
January 31, 2013 **	$15.75	.28	.01	.29	(.27)	—	(.27)	—	—	$15.77	1.88 *	$429,231	.39 *	1.75 *	2 *
July 31, 2012	14.66	.61	1.08	1.69	(.60)	—	(.60)	—	—	15.75	11.77	398,419.78		3.98	10
July 31, 2011	14.92	.63	(.26)	.37	(.63)	—	(.63)	— [c]	— [d]	14.66	2.58	332,098.77		4.34	25
July 31, 2010	14.27	.63	.64	1.27	(.62)	—	(.62)	— [c]	—	14.92	8.99	378,440	.79 [e]	4.24 [e]	13
July 31, 2009	14.33	.58	(.05)	.53	(.59)	—	(.59)	— [c]	—	14.27	3.84	317,964	.85 [e]	4.07 [e]	22
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	—	14.33	2.30	267,448	.85 [e]	3.85 [e]	39

Class B
January 31, 2013 **	$15.76	.23	.03	.26	(.23)	—	(.23)	—	—	$15.79	1.64 *	$4,346	.70 *	1.44 *	2 *
July 31, 2012	14.67	.52	1.08	1.60	(.51)	—	(.51)	—	—	15.76	11.09	3,654	1.40	3.37	10
July 31, 2011	14.94	.54	(.27)	.27	(.54)	—	(.54)	— [c]	— [d]	14.67	1.84	3,774	1.39	3.68	25
July 31, 2010	14.29	.54	.64	1.18	(.53)	—	(.53)	— [c]	—	14.94	8.36	8,780	1.41 [e]	3.61 [e]	13
July 31, 2009	14.35	.49	(.05)	.44	(.50)	—	(.50)	— [c]	—	14.29	3.21	15,259	1.48 [e]	3.43 [e]	22
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	—	14.35	1.62	23,548	1.49 [e]	3.21 [e]	39

Class C
January 31, 2013 **	$15.78	.22	.02	.24	(.21)	—	(.21)	—	—	$15.81	1.59 *	$46,432	.77 *	1.36 *	2 *
July 31, 2012	14.69	.49	1.09	1.58	(.49)	—	(.49)	—	—	15.78	10.88	39,662	1.55	3.20	10
July 31, 2011	14.96	.52	(.27)	.25	(.52)	—	(.52)	— [c]	— [d]	14.69	1.76	25,825	1.54	3.56	25
July 31, 2010	14.30	.51	.66	1.17	(.51)	—	(.51)	— [c]	—	14.96	8.31	30,968	1.56 [e]	3.47 [e]	13
July 31, 2009	14.36	.47	(.05)	.42	(.48)	—	(.48)	— [c]	—	14.30	3.05	18,802	1.63 [e]	3.29 [e]	22
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	—	14.36	1.57	11,689	1.64 [e]	3.06 [e]	39

Class M
January 31, 2013 **	$15.78	.26	.02	.28	(.25)	—	(.25)	—	—	$15.81	1.82 *	$896	.52 *	1.61 *	2 *
July 31, 2012	14.69	.57	1.08	1.65	(.56)	—	(.56)	—	—	15.78	11.44	887	1.05	3.72	10
July 31, 2011	14.96	.59	(.27)	.32	(.59)	—	(.59)	— [c]	— [d]	14.69	2.27	918	1.04	4.06	25
July 31, 2010	14.31	.59	.64	1.23	(.58)	—	(.58)	— [c]	—	14.96	8.78	1,354	1.06 [e]	3.96 [e]	13
July 31, 2009	14.37	.54	(.05)	.49	(.55)	—	(.55)	— [c]	—	14.31	3.57	1,236	1.13 [e]	3.79 [e]	22
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	—	14.37	2.03	1,028	1.14 [e]	3.56 [e]	39

Class Y
January 31, 2013 **	$15.76	.30	.01	.31	(.29)	—	(.29)	—	—	$15.78	1.99 *	$35,311	.27 *	1.87 *	2 *
July 31, 2012	14.66	.65	1.09	1.74	(.64)	—	(.64)	—	—	15.76	12.09	32,122.55		4.17	10
July 31, 2011	14.93	.67	(.28)	.39	(.66)	—	(.66)	— [c]	— [d]	14.66	2.80	13,693.54		4.59	25
July 31, 2010	14.27	.66	.65	1.31	(.65)	—	(.65)	— [c]	—	14.93	9.39	8,980	.56 [e]	4.47 [e]	13
July 31, 2009	14.34	.61	(.06)	.55	(.62)	—	(.62)	— [c]	—	14.27	4.01	5,033	.63 [e]	4.33 [e]	22
July 31, 2008†	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	—	14.34	(.09) *	10	.37 *[e]	.28 *[e]	39

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	AMT-Free Municipal Fund	AMT-Free Municipal Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

July 31, 2008	0.01

The accompanying notes are an integral part of these financial statements.

36	AMT-Free Municipal Fund

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

Putnam AMT-Free Municipal Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax by investing mainly in bonds that pay interest that is exempt from federal income tax, are investment-grade in quality, and have intermediate-to-long-term maturities (three years or longer). The fund does not intend to invest in securities the interest on which is subject to the alternative minimum tax (AMT).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

AMT-Free Municipal Fund	37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2012, the fund had a capital loss carryover of $4,911,572 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,013,080	$—	$1,013,080	*

106,659	N/A	106,659	July 31, 2017

3,365,138	N/A	3,365,138	July 31, 2018

426,695	N/A	426,695	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,590 recognized during the period between November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

38	AMT-Free Municipal Fund

The aggregate identified cost on a tax basis is $466,541,879, resulting in gross unrealized appreciation and depreciation of $45,465,290 and $338,163, respectively, or net unrealized appreciation of $45,127,127.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion, and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$88,960	Class M	185

Class B	895	Class Y	7,131

Class C	9,356	Total	$106,527

AMT-Free Municipal Fund	39

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $924 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $397, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$491,164	Class M	2,184

Class B	17,944	Total	$731,747

Class C	220,455

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,611 and $253 from the sale of class A and class M shares, respectively, and received $69 and $457 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $49,626,872 and $11,612,756, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

40	AMT-Free Municipal Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,006,899	$63,218,191	6,983,214	$106,619,277

Shares issued in connection with
reinvestment of distributions	373,084	5,890,541	723,720	11,046,575

	4,379,983	69,108,732	7,706,934	117,665,852

Shares repurchased	(2,472,435)	(39,029,399)	(5,064,335)	(76,739,232)

Net increase	1,907,548	$30,079,333	2,642,599	$40,926,620

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	67,327	$1,060,556	60,725	$935,290

Shares issued in connection with
reinvestment of distributions	3,352	52,983	6,442	98,321

	70,679	1,113,539	67,167	1,033,611

Shares repurchased	(27,253)	(430,425)	(92,594)	(1,407,295)

Net increase (decrease)	43,426	$683,114	(25,427)	$(373,684)

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	647,377	$10,238,663	1,089,272	$16,742,249

Shares issued in connection with
reinvestment of distributions	31,645	500,865	50,861	779,070

	679,022	10,739,528	1,140,133	17,521,319

Shares repurchased	(255,667)	(4,041,662)	(385,419)	(5,870,982)

Net increase	423,355	$6,697,866	754,714	$11,650,337

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	8,501	$134,474	6,509	$98,828

Shares issued in connection with
reinvestment of distributions	804	12,716	1,639	25,067

	9,305	147,190	8,148	123,895

Shares repurchased	(8,801)	(138,550)	(14,485)	(219,984)

Net increase (decrease)	504	$8,640	(6,337)	$(96,089)

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	561,182	$8,862,621	1,484,285	$22,779,332

Shares issued in connection with
reinvestment of distributions	28,574	451,454	33,617	516,371

	589,756	9,314,075	1,517,902	23,295,703

Shares repurchased	(391,436)	(6,181,349)	(413,032)	(6,275,694)

Net increase	198,320	$3,132,726	1,104,870	$17,020,009

AMT-Free Municipal Fund	41

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

42	AMT-Free Municipal Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

AMT-Free Municipal Fund	43

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44	AMT-Free Municipal Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA043
279421 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013